UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22800

IVY HIGH INCOME OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

ITEM 1.    REPORTS TO STOCKHOLDERS.

1

Semiannual Report MARCH 31, 2019

Ivy High Income Opportunities Fund

The Fund’s common shares are listed on the New York

Stock Exchange and trade under the ticker symbol IVH

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Fund’s Annual and Semiannual Shareholder Reports no longer will be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Ivy Investments website (www.ivyinvestments.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (e.g., a broker-dealer or bank).

You may elect to receive all future reports in paper format free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle.

IVY INVESTMENTSSM refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY HIGH INCOME OPPORTUNITIES FUND

2

PRESIDENT’S LETTER	IVY HIGH INCOME OPPORTUNITIES FUND

MARCH 31, 2019 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

We saw two distinct halves to this fiscal period. The latter part of 2018 brought dramatic market volatility, while early 2019 brought a reversal and solid rally. The U.S. stock market, which had hit record highs during 2018, concluded the year with the worst quarter for U.S. equities since 2011. Then, over the first calendar quarter of 2019, the S&P 500 Index turned in its best quarter since 2009, with major U.S. stock indexes approaching record highs again.

While investors continue to ride the ups and downs, one aspect that has stayed constant is uncertainty. Trade disputes, geopolitical tensions and slowing global growth rates all remain capable of rattling the financial markets.

The U.S. Federal Reserve (Fed) has indicated that short-term interest rates are close to what it believes to be neutral, meaning that policy is neither loose nor restrictive. Certainly, the more dovish stance by the Fed, with its pivot away from the steady interest rate increases of 2018, has helped with market sentiment, as has the accommodative position of the European Central Bank.

Global stocks are rising as inflation remains contained and economic growth around the world slows. The overall sluggish pace of economic expansion, particularly in the eurozone, has led us to revisit our global growth forecast for the year. However, we believe headway on a number of key issues could lead to an uptick in growth later this year. While we project U.S. GDP growth around 2.5% for the year, it’s clear that the waning effect of tax cuts and fiscal stimulus, along with the trade dispute between the U.S. and China, continue to weigh on economic activity. Nonetheless, there is confidence that a recession will be averted. It does look like the global economy could improve in the back half of the year, which would lead to better earnings growth in the second half, perhaps helping to sustain the stock rally.

Emerging markets faced multiple headwinds over the fiscal year, namely a strong dollar, China’s focus on deleveraging and regulations, trade wars, volatile energy prices and increased geopolitical risks. By comparison, U.S. equities broadly have benefitted from a more attractive growth rate, which was the result of tax reform, lower regulatory pressures and repatriation of overseas earnings.

Looking ahead, while we believe volatility remains possible, the landscape should present more selective opportunities for investors. As we review those opportunities, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors.

We believe it is important to stay focused on the merits of individual market sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While those can affect every business and every investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

Economic Snapshot

	3/31/2019	9/30/2018
S&P 500 Index	2,834.40	2,913.98
MSCI EAFE Index	1,875.43	1,973.60
10-Year Treasury Yield	2.41%	3.05%
U.S. unemployment rate	3.8%	3.7%
30-year fixed mortgage rate	4.06%	4.72%
Oil price per barrel	$60.14	$73.25

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy High Income Opportunities Fund and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2019	SEMIANNUAL REPORT	3

PORTFOLIO HIGHLIGHTS	IVY HIGH INCOME OPPORTUNITIES FUND

ALL DATA IS AS OF MARCH 31, 2019 (UNAUDITED)

Total Return(1)	Share Price	NAV
6-month period ended 3-31-19	0.09%	0.94%
1-year period ended 3-31-19	4.96%	5.79%
5-year period ended 3-31-19	4.70%	5.11%
Commencement of operations (5-29-13) through 3-31-19	3.76%	6.76%

Share Price/NAV Performance
Commencement of operations (5-29-13) through 3-31-19

Share Price/NAV
Share Price	$13.52
NAV	$15.25
Discount to NAV(3)	-11.34%
Share Price Yield(4)	8.88%
Structural Leverage Ratio(5)	30.70%
Effective Leverage Ratio(6)	30.70%

Asset Allocation (%’s based on total investments)

Stocks	1.9%
Energy	1.0%
Consumer Discretionary	0.7%
Health Care	0.1%
Consumer Staples	0.1%
Industrials	0.0%
Communication Services	0.0%
Warrants	0.0%
Bonds	94.0%
Corporate Debt Securities	72.6%
Loans	21.4%
Borrowings(2)	-31.1%
Cash Equivalents+	4.1%

Quality Weightings (%’s based on total investments)

Non-Investment Grade	94.0%
BB	9.0%
B	47.5%
CCC	33.2%
Below CCC	1.0%
Non-rated	3.3%
Borrowings(2)	-31.1%
Cash Equivalents+ and Equities	6.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(1)

Past performance is not necessarily indicative of future performance. Total return is calculated by determining the percentage change in NAV or share price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Performance at share price will differ from results at NAV. Returns at share price can be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends. An investment in the Fund involves risk, including the loss of principal. Total return, share price, share price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the total number of shares outstanding. Holdings are subject to change daily.

(2)	The Fund has entered into a borrowing arrangement with Pershing LLC as a means of financial leverage. See Note 8 in the Notes to Financial Statements for additional information.

(3)	The premium/discount is calculated as (most recent share price/most recent NAV) -1.

(4)	Share price yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the share price per share at March 31, 2019.

(5)

Structural leverage consists of borrowings outstanding as a percentage of managed assets. Managed assets are the Fund’s total assets, including the assets attributable to the proceeds from any borrowings, minus liabilities other than the aggregate indebtedness entered into for the purpose of leverage.

(6)

The Fund’s effective leverage ratio includes both structural leverage and the leveraging effects of certain derivative instruments in the Fund’s portfolio (referred to as “portfolio leverage”), expressed as a percentage of managed assets. Portfolio leverage from the Fund’s use of forward foreign currency contracts is included in the Fund’s effective leverage values.

4	SEMIANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2019 (UNAUDITED)

COMMON STOCKS	Shares	Value
Communication Services

Broadcasting – 0.0%
Cumulus Media, Inc., Class A (A)	3	$56

Total Communication Services – 0.0%		56
Consumer Discretionary

Apparel Retail – 0.4%
True Religion Apparel, Inc. (A)(B)(C)	34	917

Hotels, Resorts & Cruise Lines – 0.7%
Studio City International Holdings Ltd. ADR (A)	108	1,715

Total Consumer Discretionary – 1.1%		2,632
Energy

Coal & Consumable Fuels – 0.1%
Westmoreland Coal Co. (A)(C)	13	163

Oil & Gas Equipment & Services – 0.2%
Larchmont Resources LLC (A)(B)(C)(D)(E)	2	415

Oil & Gas Exploration & Production – 0.1%
Midstates Petroleum Co., Inc. (A)	19	185

Total Energy – 0.4%		763
Health Care

Pharmaceuticals – 0.1%
Advanz Pharma Corp. (A)(B)	9	171

Total Health Care – 0.1%		171
Industrials

Air Freight & Logistics – 0.0%
BIS Industries Ltd. (C)(D)	804	51

Total Industrials – 0.0%		51

TOTAL COMMON STOCKS – 1.6%		$3,673
(Cost: $2,874)

PREFERRED STOCKS
Consumer Staples

Agricultural Products – 0.1%
Pinnacle Agriculture Enterprises LLC (A)(C)(D)	1,358	277

Total Consumer Staples – 0.1%		277

PREFERRED STOCKS (Continued)	Shares		Value
Energy

Oil & Gas Exploration & Production – 1.3%
Targa Resources Corp., 9.500% (A)(D)		3	$3,147

Total Energy – 1.3%			3,147

TOTAL PREFERRED STOCKS – 1.4%			$3,424
(Cost: $3,909)

WARRANTS
Oil & Gas Exploration & Production – 0.0%
Ultra Resources, Inc., expires 7-14-25 (F)		8	1

TOTAL WARRANTS – 0.0%			$1
(Cost: $2)

CORPORATE DEBT SECURITIES	Principal
Communication Services

Advertising – 0.1%
Outfront Media Capital LLC and Outfront Media Capital Corp.,
5.625%, 2-15-24		$387	397

Alternative Carriers – 0.6%
Consolidated Communications Finance II Co.,
6.500%, 10-1-22 (G)		1,645	1,472

Broadcasting – 1.9%
Clear Channel International B.V.,
8.750%, 12-15-20 (H)		282	289
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11-15-22 (G)		2,289	2,338
Clear Channel Worldwide Holdings, Inc.,
9.250%, 2-15-24 (G)(H)		1,913	2,028

			4,655

Cable & Satellite – 18.9%
Altice Financing S.A.:
6.625%, 2-15-23 (H)		617	631
7.500%, 5-15-26 (G)(H)		1,425	1,411
Altice France S.A.:
7.375%, 5-1-26 (G)(H)		3,100	3,038
8.125%, 2-1-27 (G)(H)		2,659	2,686
Altice S.A.:
7.250%, 5-15-22 (H)(I)	EUR	152	172
7.750%, 5-15-22 (G)(H)		$13,635	13,618
6.250%, 2-15-25 (H)(I)	EUR	184	190
7.625%, 2-15-25 (G)(H)(J)		$11,307	9,908
Altice U.S. Finance I Corp.:
5.375%, 7-15-23 (H)		1,026	1,045
5.500%, 5-15-26 (H)		1,216	1,250
Block Communications, Inc.,
6.875%, 2-15-25 (H)		269	279

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite (Continued)
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.500%, 5-1-26 (H)	$485	$501
5.000%, 2-1-28 (G)(H)	1,642	1,623
CSC Holdings LLC:
5.375%, 2-1-28 (G)(H)	1,940	1,945
6.500%, 2-1-29 (G)(H)	1,376	1,464
DISH DBS Corp.:
5.875%, 7-15-22 (G)	2,000	1,936
5.875%, 11-15-24	748	628
7.750%, 7-1-26 (G)	1,032	898
Neptune Finco Corp.,
6.625%, 10-15-25 (H)	394	418
VTR Finance B.V.,
6.875%, 1-15-24 (G)(H)	3,934	4,032

		47,673

Integrated Telecommunication Services – 9.3%
Frontier Communications Corp.:
6.875%, 1-15-25 (G)	2,556	1,377
11.000%, 9-15-25 (G)(J)	3,876	2,554
8.500%, 4-1-26 (G)(H)	6,848	6,360
8.000%, 4-1-27 (H)	4,114	4,248
GCI, Inc.,
6.875%, 4-15-25 (G)	2,870	2,996
Olympus Merger Sub, Inc.,
8.500%, 10-15-25 (G)(H)	7,035	6,050

		23,585

Movies & Entertainment – 0.3%
WMG Acquisition Corp.,
5.500%, 4-15-26 (H)	780	800

Publishing – 0.5%
E.W. Scripps Co.,
5.125%, 5-15-25 (H)	142	136
MDC Partners, Inc.,
6.500%, 5-1-24 (G)(H)	1,471	1,217

		1,353

Wireless Telecommunication Service – 1.3%
Digicel Group Ltd.:
6.000%, 4-15-21 (H)(J)	290	241
8.250%, 9-30-22 (H)(J)	349	117
8.250%, 12-30-22 (H)(J)	369	225
Digicel Group Ltd. (7.125% Cash or 2.000% PIK),
9.125%, 4-1-24 (H)(K)	535	142
Digicel International Finance Ltd.,
8.750%, 5-25-24 (H)	2,187	2,160
Digicel Ltd.,
6.750%, 3-1-23 (H)(J)	698	447

		3,332

Total Communication Services – 32.9%		83,267
Consumer Discretionary

Auto Parts & Equipment – 0.1%
Panther BF Aggregator 2 L.P.,
6.250%, 5-15-26 (H)	273	279

2019	SEMIANNUAL REPORT	5

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2019 (UNAUDITED)

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Automotive Retail – 0.9%
Allison Transmission, Inc.,
5.000%, 10-1-24 (H)	$315	$314
Penske Automotive Group, Inc.,
5.500%, 5-15-26	218	215
Sonic Automotive, Inc.:
5.000%, 5-15-23 (G)(J)	1,379	1,324
6.125%, 3-15-27	489	444

		2,297

Casinos & Gaming – 3.0%
Everi Payments, Inc.,
7.500%, 12-15-25 (G)(H)	1,684	1,747
Gateway Casinos & Entertainment Ltd.,
8.250%, 3-1-24 (H)	983	1,031
Golden Nugget, Inc.,
6.750%, 10-15-24 (G)(H)	2,466	2,478
Stars Group Holdings B.V. and Stars Group (U.S.) Co-Borrower LLC,
7.000%, 7-15-26 (G)(H)	1,010	1,053
Wynn Macau Ltd.:
4.875%, 10-1-24 (H)	340	332
5.500%, 10-1-27 (H)	964	923

		7,564

Education Services – 3.4%
Laureate Education, Inc.,
8.250%, 5-1-25 (G)(H)	7,858	8,526

Hotels, Resorts & Cruise Lines – 0.4%
Boyne USA, Inc.,
7.250%, 5-1-25 (H)	1,019	1,090

Leisure Facilities – 0.4%
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC,
5.375%, 4-15-27	877	881

Restaurants – 0.7%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.,
5.000%, 10-15-25 (G)(H)	1,878	1,855

Specialized Consumer Services – 0.6%
Nielsen Co. (Luxembourg) S.a.r.l. (The),
5.500%, 10-1-21 (G)(H)	1,071	1,074
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4-15-22 (H)	375	371

		1,445

Specialty Stores – 2.6%
Arch Merger Sub, Inc.,
8.500%, 9-15-25 (G)(H)	4,618	5,034
Cumberland Farms, Inc.,
6.750%, 5-1-25 (H)	770	801

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialty Stores (Continued)
Party City Holdings, Inc.,
6.625%, 8-1-26 (H)(J)	$804	$800

		6,635

Total Consumer Discretionary – 12.1%		30,572
Consumer Staples

Food Distributors – 0.9%
Performance Food Group, Inc.,
5.500%, 6-1-24 (G)(H)	1,054	1,063
U.S. Foods, Inc.,
5.875%, 6-15-24 (G)(H)	1,330	1,362

		2,425

Packaged Foods & Meats – 5.7%
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7-15-24 (G)(H)	1,892	1,944
5.750%, 6-15-25 (G)(H)	1,794	1,839
JBS USA Lux S.A. and JBS USA Finance, Inc.,
6.750%, 2-15-28 (G)(H)	1,282	1,327
Pilgrim’s Pride Corp.:
5.750%, 3-15-25 (H)	357	361
5.875%, 9-30-27 (G)(H)	1,275	1,284
Post Holdings, Inc.:
5.500%, 3-1-25 (H)	346	350
5.000%, 8-15-26 (H)	523	509
5.750%, 3-1-27 (G)(H)	2,222	2,230
Simmons Foods, Inc.:
7.750%, 1-15-24 (H)	701	746
5.750%, 11-1-24 (G)(H)	4,255	3,734

		14,324

Total Consumer Staples – 6.6%		16,749
Energy

Oil & Gas Drilling – 1.6%
Ensco plc,
7.750%, 2-1-26	1,017	858
KCA Deutag UK Finance plc,
7.250%, 5-15-21 (G)(H)	1,793	1,542
Offshore Drilling Holding S.A.,
8.375%, 9-20-20 (G)(H)(L)	3,385	1,688
Offshore Group Investment Ltd.,
0.000%, 11-1-19 (C)(M)	883	—	*

		4,088

Oil & Gas Equipment & Services – 1.4%
Brand Energy & Infrastructure Services, Inc.,
8.500%, 7-15-25 (H)	767	688
McDermott Escrow 1, Inc. and McDermott Escrow 2, Inc.,
10.625%, 5-1-24 (G)(H)	2,112	1,756
Nine Energy Service, Inc.,
8.750%, 11-1-23 (H)	806	832
SESI LLC,
7.125%, 12-15-21	401	359

		3,635

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production – 5.0%
Bellatrix Exploration Ltd.,
8.500%, 5-15-20 (H)	$1,215	$729
Chesapeake Energy Corp.:
7.000%, 10-1-24 (G)	1,867	1,862
8.000%, 1-15-25 (J)	157	160
Crownrock L.P.,
5.625%, 10-15-25 (G)(H)	2,927	2,810
Endeavor Energy Resources L.P.:
5.500%, 1-30-26 (H)	1,014	1,042
5.750%, 1-30-28 (H)	728	764
Extraction Oil & Gas, Inc.,
5.625%, 2-1-26 (G)(H)	1,377	1,057
Laredo Petroleum, Inc.,
6.250%, 3-15-23 (J)	339	303
Sanchez Energy Corp.,
7.250%, 2-15-23 (H)(J)	257	207
Seven Generations Energy Ltd.:
6.750%, 5-1-23 (G)(H)	1,866	1,920
5.375%, 9-30-25 (G)(H)	975	953
Targa Resources Partners L.P.:
6.500%, 7-15-27 (H)	274	296
6.875%, 1-15-29 (H)	274	298
Ultra Resources, Inc. (9.000% Cash or 2.000% PIK),
11.000%, 7-12-24 (K)	406	237
WildHorse Resource Development Corp.,
6.875%, 2-1-25	274	277

		12,915

Oil & Gas Refining & Marketing – 2.6%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10-1-24	468	470
6.375%, 7-1-26	158	159
Comstock Escrow Corp.,
9.750%, 8-15-26 (G)(H)	4,556	4,192
EP Energy LLC and Everest Acquisition Finance, Inc.:
9.375%, 5-1-24 (H)	550	195
8.000%, 2-15-25 (H)	588	203
7.750%, 5-15-26 (H)	793	646
QEP Resources, Inc.,
5.625%, 3-1-26 (J)	628	568

		6,433

Total Energy – 10.6%		27,071
Financials

Consumer Finance – 1.1%
CURO Group Holdings Corp.,
8.250%, 9-1-25 (G)(H)	1,340	1,149
Quicken Loans, Inc.,
5.750%, 5-1-25 (G)(H)	1,688	1,692

		2,841

Financial Exchanges & Data – 1.8%
Refinitiv U.S. Holdings, Inc.:
6.250%, 5-15-26 (G)(H)	1,068	1,083
8.250%, 11-15-26 (G)(H)	3,526	3,460

		4,543

6	SEMIANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2019 (UNAUDITED)

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Insurance Brokers – 1.5%
NFP Corp.,
6.875%, 7-15-25 (G)(H)	$3,971	$3,793

Investment Banking & Brokerage – 0.2%
VHF Parent LLC,
6.750%, 6-15-22 (H)	340	351

Other Diversified Financial Services – 1.5%
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK),
10.625%, 5-1-19 (G)(H)(K)	7,835	3,878

Property & Casualty Insurance – 2.0%
Acrisure LLC and Acrisure Finance, Inc.,
8.125%, 2-15-24 (G)(H)	1,094	1,134
Amwins Group, Inc.,
7.750%, 7-1-26 (H)	1,329	1,329
Hub International Ltd.,
7.000%, 5-1-26 (G)(H)	2,617	2,591

		5,054

Specialized Finance – 1.9%
Compass Group Diversified Holdings LLC,
8.000%, 5-1-26 (G)(H)	1,050	1,092
Hadrian Merger Sub, Inc.,
8.500%, 5-1-26 (G)(H)	1,931	1,784
Tervita Escrow Corp.,
7.625%, 12-1-21 (H)	529	525
TMX Finance LLC and TitleMax Finance Corp.,
11.125%, 4-1-23 (G)(H)	1,581	1,486

		4,887

Thrifts & Mortgage Finance – 0.5%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6-15-25 (H)	1,220	1,110

Total Financials – 10.5%		26,457
Health Care

Health Care Facilities – 4.5%
DaVita HealthCare Partners, Inc.,
5.125%, 7-15-24	242	239
MPH Acquisition Holdings LLC,
7.125%, 6-1-24 (H)	870	868
RegionalCare Hospital Partners Holdings, Inc. and Legend Merger Sub, Inc.,
9.750%, 12-1-26 (G)(H)	5,458	5,663
Surgery Center Holdings, Inc.:
8.875%, 4-15-21 (G)(H)(J)	1,863	1,951
10.000%, 4-15-27 (H)	2,469	2,506

		11,227

Health Care Technology – 1.6%
Verscend Holding Corp.,
9.750%, 8-15-26 (G)(H)	4,179	4,168

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Life Sciences Tools & Services – 1.5%
Avantor, Inc.:
6.000%, 10-1-24 (H)	$837	$868
9.000%, 10-1-25 (G)(H)	2,788	3,022

		3,890

Pharmaceuticals – 2.7%
Advanz Pharma Corp.,
8.000%, 9-6-24	177	168
Bausch Health Cos., Inc.:
5.875%, 5-15-23 (H)	777	785
6.125%, 4-15-25 (H)	715	708
5.750%, 8-15-27 (H)	218	224
Par Pharmaceutical, Inc.,
7.500%, 4-1-27 (H)	1,475	1,495
Valeant Pharmaceuticals International, Inc.:
5.500%, 3-1-23 (H)	48	48
5.500%, 11-1-25 (H)	488	499
9.000%, 12-15-25 (H)	351	381
9.250%, 4-1-26 (H)	1,042	1,140
8.500%, 1-31-27 (H)	1,338	1,418

		6,866

Total Health Care – 10.3%		26,151
Industrials

Aerospace & Defense – 2.9%
TransDigm UK Holdings plc,
6.875%, 5-15-26 (H)	893	888
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7-15-22 (G)	1,000	1,016
6.500%, 7-15-24 (G)	2,260	2,322
6.500%, 5-15-25	471	478
6.250%, 3-15-26 (H)	1,529	1,587
7.500%, 3-15-27 (H)	1,094	1,120

		7,411

Air Freight & Logistics – 1.7%
XPO Logistics, Inc.,
6.750%, 8-15-24 (H)	4,090	4,172

Building Products – 0.2%
WESCO Distribution, Inc. (GTD by WESCO International, Inc.),
5.375%, 6-15-24	436	441

Diversified Support Services – 0.8%
Ahern Rentals, Inc.,
7.375%, 5-15-23 (G)(H)	2,037	1,877
United Rentals (North America), Inc. (GTD by United Rentals, Inc.),
5.875%, 9-15-26	217	224

		2,101

Electrical Components & Equipment – 0.1%
Energizer Holdings, Inc.,
7.750%, 1-15-27 (H)	164	175

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Environmental & Facilities Services – 1.5%
GFL Environmental, Inc.:
5.625%, 5-1-22 (H)	$339	$328
5.375%, 3-1-23 (G)(H)	1,840	1,739
7.000%, 6-1-26 (G)(H)	1,578	1,495
Waste Pro USA, Inc.,
5.500%, 2-15-26 (H)	198	190

		3,752

Industrial Machinery – 0.2%
Apex Tool Group LLC and BC Mountain Finance, Inc.,
9.000%, 2-15-23 (H)(J)	529	508

Security & Alarm Services – 1.1%
Prime Security Services Borrower LLC,
9.250%, 5-15-23 (G)(H)	2,736	2,873

Total Industrials – 8.5%		21,433
Information Technology

Application Software – 2.7%
Kronos Acquisition Holdings, Inc.,
9.000%, 8-15-23 (G)(H)	3,668	3,155
Solera LLC and Solera Finance, Inc.,
10.500%, 3-1-24 (G)(H)	3,379	3,663

		6,818

Data Processing & Outsourced Services – 3.0%
Alliance Data Systems Corp.,
5.375%, 8-1-22 (G)(H)	1,853	1,877
Italics Merger Sub, Inc.,
7.125%, 7-15-23 (G)(H)	5,170	5,267
j2 Cloud Services LLC and j2 Global, Inc.,
6.000%, 7-15-25 (H)	468	486

		7,630

IT Consulting & Other Services – 1.4%
Cardtronics, Inc. and Cardtronics USA, Inc.,
5.500%, 5-1-25 (H)	294	287
NCR Escrow Corp.,
6.375%, 12-15-23 (G)	1,765	1,815
Pioneer Holding Corp.,
9.000%, 11-1-22 (G)(H)	1,461	1,483

		3,585

Total Information Technology – 7.1%		18,033
Materials

Aluminum – 1.5%
Constellium N.V.:
6.625%, 3-1-25 (G)(H)	1,803	1,839
5.875%, 2-15-26 (H)	911	894
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8-15-24 (H)	674	689
5.875%, 9-30-26 (H)	446	444

		3,866

2019	SEMIANNUAL REPORT	7

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2019 (UNAUDITED)

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Commodity Chemicals – 0.7%
NOVA Chemicals Corp.:
4.875%, 6-1-24 (G)(H)	$1,215	$1,194
5.250%, 6-1-27 (G)(H)	486	477

		1,671

Construction Materials – 1.1%
Hillman Group, Inc. (The),
6.375%, 7-15-22 (G)(H)	3,027	2,709

Fertilizers & Agricultural Chemicals – 0.4%
Pinnacle Operating Corp.,
9.000%, 5-15-23 (G)(H)	1,956	1,017

Metal & Glass Containers – 0.5%
ARD Finance S.A. (7.125% Cash or 7.875% PIK),
7.125%, 9-15-23 (K)	248	247
ARD Securities Finance S.a.r.l. (8.750% Cash or 8.750% PIK),
8.750%, 1-31-23 (H)(K)	655	621
HudBay Minerals, Inc.:
7.250%, 1-15-23 (H)	188	194
7.625%, 1-15-25 (H)	282	289

		1,351

Paper Packaging – 0.1%
Flex Acquisition Co., Inc.,
6.875%, 1-15-25 (H)	321	307

Specialty Chemicals – 0.4%
Kraton Polymers LLC and Kraton Polymers Capital Corp.,
7.000%, 4-15-25 (H)	1,100	1,111

Total Materials – 4.7%		12,032

TOTAL CORPORATE DEBT SECURITIES – 103.3%		$261,765
(Cost: $272,755)

LOANS (N)
Communication Services

Advertising – 0.4%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 325 bps),
5.749%, 7-25-21	328	277
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps),
8.999%, 7-25-22	896	653

		930

Cable & Satellite – 0.0%
Liberty Cablevision of Puerto Rico LLC (ICE LIBOR plus 350 bps),
5.984%, 1-7-22	39	38

LOANS (N) (Continued)	Principal	Value
Integrated Telecommunication Services – 1.2%
West Corp. (3-Month ICE LIBOR plus 400 bps),
6.629%, 10-10-24	$3,160	$2,959

Publishing – 0.2%
Recorded Books, Inc. (ICE LIBOR plus 450 bps),
6.999%, 8-31-25	480	479

Wireless Telecommunication Service – 0.1%
Digicel International Finance Ltd. (ICE LIBOR plus 325 bps),
5.880%, 5-27-24	383	339

Total Communication Services – 1.9%		4,745
Consumer Discretionary

Apparel Retail – 2.7%
Talbots, Inc. (The) (ICE LIBOR plus 700 bps),
9.499%, 11-28-22 (C)	3,245	3,139
TRLG Intermediate Holdings LLC,
10.000%, 10-27-22	4,101	3,865

		7,004

Department Stores – 0.3%
Belk, Inc. (ICE LIBOR plus 475 bps),
7.447%, 12-10-22	762	613

Education Services – 0.7%
Laureate Education, Inc. (ICE LIBOR plus 350 bps),
5.999%, 4-26-24	1,887	1,884

Housewares & Specialties – 0.4%
KIK Custom Products, Inc. (ICE LIBOR plus 400 bps),
6.496%, 5-15-23	1,162	1,082

Restaurants – 0.6%
NPC International, Inc. (ICE LIBOR plus 350 bps):
5.993%, 4-20-24	191	171
6.134%, 4-20-24	135	120
NPC International, Inc. (ICE LIBOR plus 750 bps),
10.134%, 4-18-25	1,346	1,151

		1,442

Specialized Consumer Services – 0.3%
Asurion LLC (ICE LIBOR plus 600 bps),
8.999%, 8-4-25	765	774

Specialty Stores – 1.0%
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps),
7.761%, 10-16-23 (C)	939	934
Jo-Ann Stores, Inc. (ICE LIBOR plus 925 bps),
12.011%, 5-21-24	1,669	1,588

		2,522

LOANS (N) (Continued)	Principal	Value
Textiles – 0.6%
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps),
6.741%, 6-15-25	$1,575	$1,553

Total Consumer Discretionary – 6.6%		16,874
Consumer Staples

Hypermarkets & Super Centers – 0.6%
GOBP Holdings, Inc. (ICE LIBOR plus 375 bps),
6.351%, 10-22-25	878	867
GOBP Holdings, Inc. (ICE LIBOR plus 725 bps),
9.851%, 10-22-26	590	585

		1,452

Total Consumer Staples – 0.6%		1,452
Energy

Coal & Consumable Fuels – 1.5%
Foresight Energy LLC (ICE LIBOR plus 725 bps),
8.379%, 3-28-22	2,848	2,779
Westmoreland Coal Co. (15.000% Cash or 15.000% PIK),
15.000%, 3-15-29 (C)(K)	758	682
Westmoreland Coal Co. (3-Month U.S. LIBOR plus 825 bps),
10.861%, 3-15-22 (C)	362	362

		3,823

Oil & Gas Drilling – 0.1%
KCA Deutag U.S. Finance LLC (ICE LIBOR plus 675 bps),
9.351%, 3-21-23	375	320

Oil & Gas Equipment & Services – 0.5%
Larchmont Resources LLC (9.770% Cash or 9.770% PIK),
9.610%, 8-7-20 (C)(E)(K)	1,347	1,293

Oil & Gas Exploration & Production – 0.3%
California Resources Corp. (ICE LIBOR plus 475 bps),
7.246%, 12-31-22	761	747

Oil & Gas Storage & Transportation – 1.9%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps),
13.379%, 2-16-21	1,032	980
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps),
8.379%, 8-12-20	1,438	1,412
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps),
7.490%, 2-21-26	2,400	2,369

		4,761

Total Energy – 4.3%		10,944

8	SEMIANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2019 (UNAUDITED)

LOANS (N) (Continued)	Principal	Value
Financials

Asset Management & Custody Banks – 0.7%
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps),
9.537%, 7-20-26	$1,703	$1,707

Financial Exchanges & Data – 0.4%
Hudson River Trading LLC (3-Month U.S. LIBOR plus 350 bps),
5.999%, 4-3-25	1,118	1,112

Insurance Brokers – 0.4%
NFP Corp. (ICE LIBOR plus 300 bps),
5.499%, 1-8-24	993	956

Investment Banking & Brokerage – 0.8%
Jane Street Group LLC (ICE LIBOR plus 375 bps),
5.499%, 8-25-22	2,113	2,104

Property & Casualty Insurance – 1.5%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps),
6.999%, 2-28-25	3,355	3,262
Hub International Ltd. (ICE LIBOR plus 300 bps),
5.515%, 4-25-25	650	628

		3,890

Specialized Finance – 0.5%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 850 bps),
10.999%, 2-28-26 (C)	1,153	1,124

Total Financials – 4.3%		10,893
Health Care

Health Care Equipment – 0.1%
LifeScan Global Corp. (ICE LIBOR plus 950 bps),
12.297%, 10-1-25 (C)	266	240

Health Care Facilities – 2.6%
Gentiva Health Services, Inc. (ICE LIBOR plus 375 bps),
6.250%, 7-2-25 (C)	3,103	3,107
Gentiva Health Services, Inc. (ICE LIBOR plus 700 bps),
9.500%, 7-2-26	798	814
RegionalCare Hospital Partners Holdings, Inc. (ICE LIBOR plus 450 bps),
6.982%, 11-16-25	2,722	2,689

		6,610

Health Care Services – 0.6%
Heartland Dental LLC,
0.000%, 4-30-25 (O)	37	35
Heartland Dental LLC (3-Month ICE LIBOR plus 375 bps),
6.162%, 4-30-25	31	30

LOANS (N) (Continued)	Principal	Value
Health Care Services (Continued)
Heartland Dental LLC (ICE LIBOR plus 375 bps),
6.249%, 4-30-25	$1,607	$1,558

		1,623

Health Care Technology – 1.5%
Verscend Holding Corp. (ICE LIBOR plus 450 bps),
6.999%, 8-27-25	3,721	3,689

Pharmaceuticals – 0.2%
Concordia International Corp. (ICE LIBOR plus 550 bps),
7.993%, 9-6-24	483	455

Total Health Care – 5.0%		12,617
Industrials

Building Products – 0.4%
Hampton Rubber Co. & SEI Holding Corp. (ICE LIBOR plus 800 bps),
10.499%, 3-27-22	1,145	1,074

Construction & Engineering – 1.5%
McDermott Technology (Americas), Inc. (ICE LIBOR plus 500 bps),
7.499%, 5-10-25	3,512	3,359
Tensar International Corp. (ICE LIBOR plus 850 bps),
11.101%, 7-10-22	603	533

		3,892

Diversified Support Services – 0.2%
USS Ultimate Holdings, Inc. (ICE LIBOR plus 775 bps),
10.249%, 8-25-25	472	448

Industrial Conglomerates – 0.9%
PAE Holding Corp. (ICE LIBOR plus 550 bps),
7.999%, 10-20-22 (C)	1,893	1,874
PAE Holding Corp. (ICE LIBOR plus 950 bps),
11.999%, 10-20-23 (C)	349	342

		2,216

Industrial Machinery – 2.1%
Dynacast International LLC (ICE LIBOR plus 850 bps),
11.101%, 1-30-23 (C)	5,469	5,250

Total Industrials – 5.1%		12,880
Information Technology

Application Software – 0.4%
Applied Systems, Inc. (ICE LIBOR plus 700 bps),
9.499%, 9-19-25	788	792
Kronos Acquisition Holdings, Inc. (ICE LIBOR plus 700 bps),
9.496%, 5-15-23 (C)	219	220

		1,012

LOANS (N) (Continued)	Principal	Value
Communications Equipment – 0.6%
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps),
6.999%, 11-30-25	$802	$786
MLN U.S. Holdco LLC (ICE LIBOR plus 875 bps),
11.249%, 11-30-26	757	740

		1,526

Data Processing & Outsourced Services – 0.8%
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 300 bps),
9.860%, 5-1-25	917	830
Great Dane Merger Sub, Inc. (ICE LIBOR plus 375 bps),
6.249%, 5-21-25 (C)	1,304	1,281

		2,111

Total Information Technology – 1.8%		4,649
Materials

Construction Materials – 0.7%
Hillman Group, Inc. (The) (ICE LIBOR plus 350 bps),
6.499%, 5-31-25	1,807	1,721

Total Materials – 0.7%		1,721

TOTAL LOANS – 30.3%		$76,775
(Cost: $79,571)

SHORT-TERM SECURITIES
Commercial Paper (P) – 3.1%
J.M. Smucker Co. (The),
2.651%, 4-1-19	7,795	7,793

Master Note – 2.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.710%, 4-5-19 (Q)	5,190	5,190

Money Market Funds – 0.7%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
2.360%, (R)(S)	1,749	1,749

TOTAL SHORT-TERM SECURITIES – 5.9%		$14,732
(Cost: $14,734)

TOTAL INVESTMENT SECURITIES – 142.5%		$360,370
(Cost: $373,845)

BORROWINGS (T) – (44.3)%		(112,000)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.8%		4,466

NET ASSETS – 100.0%		$252,836

2019	SEMIANNUAL REPORT	9

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2019 (UNAUDITED)

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Restricted securities. At March 31, 2019, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
BIS Industries Ltd.	12-22-17	804	$76	$51
Larchmont Resources LLC	12-8-16	2	560	415
Pinnacle Agriculture Enterprises LLC	3-10-17	1,358	617	277
Targa Resources Corp., 9.500%	10-24-17	3	3,292	3,147

			$4,545	$3,890

The total value of these securities represented 1.5% of net assets at March 31, 2019.

(E)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(F)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(G)	All or a portion of securities with an aggregate value of $119,580 have been pledged as collateral on open borrowings.

(H)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019 the total value of these securities amounted to $232,102 or 91.8% of net assets.

(I)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro).

(J)	All or a portion of securities with an aggregate value of $2,321 are on loan.

(K)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(L)	Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at March 31, 2019.

(M)	Zero coupon bond.

(N)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2019. Description of the reference rate and spread, if applicable, are included in the security description.

(O)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(P)	Rate shown is the yield to maturity at March 31, 2019.

(Q)

Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(R)	Investment made with cash collateral received from securities on loan.

(S)	Rate shown is the annualized 7-day yield at March 31, 2019.

(T)	Borrowings payable as a percentage of total investment securities is 31.1%.

The following forward foreign currency contracts were outstanding at March 31, 2019:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
Euro	292	U.S. Dollar	330	7-5-19	Morgan Stanley International	$—	*	$—

10	SEMIANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2019 (UNAUDITED)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2		Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$56	$—		$—
Consumer Discretionary	1,715	—		917
Energy	185	—		578
Health Care	171	—		—
Industrials	—	—		51
Total Common Stocks	$2,127	$—		$1,546
Preferred Stocks	—	3,147		277
Warrants	—	1		—
Corporate Debt Securities	—	261,765		—	*
Loans	—	56,927		19,848
Short-Term Securities	1,749	12,983		—
Total	$3,876	$334,823		$21,671
Forward Foreign Currency Contracts	$—	$—	*	$—

Liabilities
Payable for Borrowing	$—	$112,000		$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Loans
Beginning Balance 10-1-18	$4,384	$758	$19,981
Net realized gain (loss)	296	—	4
Net change in unrealized appreciation (depreciation)	(1,101)	(481)	(921)
Purchases	— *	—	7,149
Sales	(2,489)	—	(2,016)
Amortization/Accretion of premium/discount	—	—	26
Transfers into Level 3 during the period	456	—	3,693
Transfers out of Level 3 during the period	—	—	(8,068)

Ending Balance 3-31-19	$1,546	$277	$19,848

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 3-31-19	$(867)	$(481)	$(1,384)

Information about Level 3 fair value measurements:

	Fair Value at 3-31-19	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Common Stocks	$968	Market comparable approach	Adjusted EBITDA multiple	6.07x and 7.44x
	578	Market comparable approach	Broker quote	N/A

Preferred Stocks	277	Market comparable approach	Adjusted EBITDA multiple	10.12x

		Option Pricing Model	Volatility	8.58%
			Illiquidity discount	10%

Loans	19,848	Third-party valuation service	Broker quotes	N/A

Significant increases (decreases) in the adjusted EBITDA multiple inputs as of the reporting date would result in a higher (lower) fair value measurement. However, significant increases (decreases) in the illiquidity discount input as of the reporting date would result in a lower (higher) fair value measurement.

2019	SEMIANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

MARCH 31, 2019 (UNAUDITED)

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in kind

See Accompanying Notes to Financial Statements.

12	SEMIANNUAL REPORT	2019

STATEMENT OF ASSETS AND LIABILITIES	IVY HIGH INCOME OPPORTUNITIES FUND

AS OF MARCH 31, 2019 (UNAUDITED)

(In thousands, except per share amounts)
ASSETS
Investments in unaffiliated securities at value+^	$358,662
Investments in affiliated securities at market value+	1,708
Investments at Value	360,370
Cash	770
Investment securities sold receivable	3,101
Dividends and interest receivable	6,289
Unrealized appreciation on forward foreign currency contracts	—	*
Receivable from securities lending income — net	2
Prepaid and other assets	2
Total Assets	370,534

LIABILITIES
Cash collateral on securities loaned at value	1,749
Investment securities purchased payable	3,768
Independent Trustees and Chief Compliance Officer fees payable	8
Shareholder servicing payable	2
Investment management fee payable	30
Accounting services fee payable	10
Payable for borrowing	112,000
Interest payable for borrowing	121
Other liabilities	10
Total Liabilities	117,698
Commitments and Contingencies (see Note 2 and Note 8)
Total Net Assets	$252,836

NET ASSETS
Capital paid in	$315,820
Accumulated earnings gain (loss)	(62,984)
Total Net Assets	$252,836

CAPITAL SHARES OUTSTANDING	16,570

NET ASSET VALUE PER SHARE	$15.26

+COST
Investments in unaffiliated securities at cost	$371,968
Investments in affiliated securities at cost	$1,877

^Securities loaned at value	2,321

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2019	SEMIANNUAL REPORT	13

STATEMENT OF OPERATIONS	IVY HIGH INCOME OPPORTUNITIES FUND

FOR THE SIX MONTHS ENDED MARCH 31, 2019 (UNAUDITED)

(In thousands)
INVESTMENT INCOME
Dividends from unaffiliated securities	$139
Interest and amortization from unaffiliated securities	14,337
Interest and amortization from affiliated securities	69
Securities lending income — net	16
Total Investment Income	14,561

EXPENSES
Investment management fee	1,825
Interest expense for borrowing	1,864
Shareholder servicing	32
Custodian fees	6
Independent Trustees and Chief Compliance Officer fees	6
Accounting services fee	59
Professional fees	56
Other	52
Total Expenses	3,900
Net Investment Income	10,661

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	1,033
Forward foreign currency contracts	20
Foreign currency exchange transactions	— *
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(11,275)
Investments in affiliated securities	(84)
Forward foreign currency contracts	(2)
Foreign currency exchange transactions	— *
Net Realized and Unrealized Loss	(10,308)
Net Increase in Net Assets Resulting from Operations	$353

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

14	SEMIANNUAL REPORT	2019

STATEMENTS OF CHANGES IN NET ASSETS	IVY HIGH INCOME OPPORTUNITIES FUND

(In thousands)	Six-month period ended 3-31-2019 (unaudited)	Year ended 9-30-18
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$10,661	$22,561
Net realized gain (loss) on investments	1,053	(18,513)
Net change in unrealized appreciation (depreciation)	(11,361)	10,901
Net Increase in Net Assets Resulting from Operations	353	14,949

Distributions to Shareholders From:
Net investment income		(21,210)
Net realized gains		—
Accumulated earnings (combined net investment income and net realized gains)	(11,931)
Total Distributions to Shareholders	(11,931)	(21,210)

Capital Share Transactions:
Net proceeds from the sale of shares	—	51
Net Increase In net assets from share transactions	—	51
Net Decrease in Net Assets	(11,578)	(6,210)
Net Assets, Beginning of Period	264,414	270,624
Net Assets, End of Period	$252,836	$264,414
Undistributed net investment income		$1,875

See Accompanying Notes to Financial Statements.

2019	SEMIANNUAL REPORT	15

STATEMENT OF CASH FLOWS	IVY HIGH INCOME OPPORTUNITIES FUND

FOR THE SIX MONTHS ENDED MARCH 31, 2019 (UNAUDITED)

(In thousands)
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$353
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investment securities	(66,298)
Proceeds from sales of long-term investment securities	70,419
Proceeds from sales of short-term portfolio investment securities, net	6,177
Increase in dividends and interest receivable	(41)
Increase in receivable from securities lending income	(1)
Decrease in prepaid and other assets	5
Increase in cash collateral on securities loaned at value	1,224
Decrease in shareholder servicing payable	(4)
Decrease in investment management fee payable	(2)
Increase in interest payable for borrowing	10
Increase in other liabilities	4
Net realized gain on investments in unaffiliated securities	(1,033)
Net change in unrealized depreciation on investments in unaffiliated securities	11,275
Net change in unrealized depreciation on investments in affiliated securities	84
Net change in unrealized depreciation on forward foreign currency contracts	2
Net accretion and payment in kind income on investment securities	(830)
Net cash provided by operating activities	21,344
Cash flows used for financing activities:
Cash dividends paid	(11,931)
Payments for borrowing	(10,000)
Net cash used for financing activities	(21,931)
Net decrease in cash and foreign currency	(587)
Cash and foreign currency, at beginning of period	1,357
Cash and foreign currency, at end of period	$770
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$1,854

See Accompanying Notes to Financial Statements.

16	SEMIANNUAL REPORT	2019

FINANCIAL HIGHLIGHTS	IVY HIGH INCOME OPPORTUNITIES FUND

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Six-month period ended 3-31-2019 (unaudited)		Year ended 9-30-2018	Year ended 9-30-2017	Year ended 9-30-2016	Year ended 9-30-2015	Year ended 9-30-2014
Net Asset Value, Beginning of Period	$15.96		$16.34	$15.65	$15.60	$19.35	$19.41
Net Investment Income(1)	0.64		1.36	1.51	1.57	1.62	1.67
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)		(0.46)	0.66	0.08	(3.41)	0.12
Total from Investment Operations	0.02		0.90	2.17	1.65	(1.79)	1.79
Distributions From Net Investment Income	(0.72)		(1.28)	(1.48)	(1.60)	(1.66)	(1.77)
Distributions From Net Realized Gains	—		—	—	—	(0.30)	(0.08)
Total Distributions	(0.72)		(1.28)	(1.48)	(1.60)	(1.96)	(1.85)
Net Asset Value, End of Period	$15.26		$15.96	$16.34	$15.65	$15.60	$19.35
Share Price, End of Period	$13.52		$14.26	$15.97	$14.38	$12.97	$17.29
Total Return(2) — Net Asset Value	0.94%		6.68%	15.14%	13.71%	(8.76)%	10.52%
Total Return(2) — Share Price(3)	0.09%		(2.47)%	22.55%	25.67%	(15.11)%	7.69%
Net Assets, End of Period (in millions)	$253		$264	$271	$259	$258	$321
Managed Assets(4), End of Period (in millions)	$366		$386	$399	$370	$383	$455
Ratio of Expenses to Average Net Assets	3.13	%(5)	2.77%	2.35%	2.09%	1.98%	1.94%
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.63	%(5)	1.59%	1.58%	1.56%	1.55%	1.55%
Ratio of Net Investment Income to Average Net Assets	8.56	%(5)	8.50%	9.31%	10.59%	9.07%	8.35%
Ratio of Expenses to Average Managed Assets(4)	2.14	%(5)	1.90%	1.62%	1.44%	1.36%	1.36%
Ratio of Expenses to Average Managed Assets(4) Excluding Interest Expense	1.12	%(5)	1.09%	1.09%	1.08%	1.07%	1.08%
Ratio of Net Investment Income to Average Managed Assets(4)	5.84	%(5)	5.81%	6.43%	7.28%	6.24%	5.83%
Portfolio Turnover Rate	17%		46%	39%	39%	47%	43%

(1)	Based on average weekly shares outstanding.

(2)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns based on Net Asset Value and Share Price do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)

Total investment return at share price will differ from results at NAV. Returns at share price can be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.

(4)

The term Managed Assets means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities, other than the aggregate indebtedness entered into for purposes of leverage.

(5)	Annualized.

See Accompanying Notes to Financial Statements.

2019	SEMIANNUAL REPORT	17

NOTES TO FINANCIAL STATEMENTS	IVY HIGH INCOME OPPORTUNITIES FUND

MARCH 31, 2019 (UNAUDITED)

1.	ORGANIZATION

Ivy High Income Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on January 30, 2013, pursuant to an Agreement and Declaration of Trust, as amended and restated on March 28, 2013, governed by the laws of the State of Delaware. The Fund commenced operations on May 29, 2013. Prior to that date, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest to Ivy Investment Management Company (“IICO” or the “Adviser”), the Fund’s investment adviser. The Fund’s common shares are listed on the New York Stock Exchange (the “NYSE”) and trade under the ticker symbol “IVH”.

The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including secured and unsecured loan assignments, loan participations and other loan instruments (“Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined in the prospectus) in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Adviser to be of comparable quality.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Fund (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends to shareholders are declared monthly. Distributions from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Income Taxes. It is the policy of the Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The Fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Fund periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

18	SEMIANNUAL REPORT	2019

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. While the Fund may not invest in issues (such as secured debt issues or corporate debt issues) that are in default at the time of purchase, issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries.

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Leverage Risk. The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s Net Asset Value (“NAV”), share price and distributions. Leverage risk can be introduced through structural leverage (borrowings) or portfolio leverage through the use of certain derivative instruments held in the Fund’s portfolio. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased net income per share, but there is no assurance that the Fund’s leveraging strategy will be successful.

Loans. The Fund may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the London Interbank Offered Rate (“LIBOR”) or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

2019	SEMIANNUAL REPORT	19

When the Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When the Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, the Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. The Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO considers advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Fund’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Basis of Preparation. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Statement of Cash Flows. U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of borrowing arrangements, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase/decrease in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

20	SEMIANNUAL REPORT	2019

New Rule Issuance. In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended March 31, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU is reflected in the disclosures of the financial statements.

In August 2018, U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Funds’ adoption of these amendments, effective with the financial statements prepared as of March 31, 2019, required modified disclosures reflected herein, but had no effect on the Funds’ net assets or results of operations.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s investments are reported at fair value. Fair value is defined as the price that the Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. The Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of the Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

2019	SEMIANNUAL REPORT	21

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When the Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by the Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major classes of assets and liabilities measured at fair value on a recurring basis follows:

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which values are provided by an independent pricing service. Forward contract values are categorized in Level 2 of the fair value hierarchy. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Swap values are categorized in Level 2 of the fair value hierarchy.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

22	SEMIANNUAL REPORT	2019

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Payable for Borrowings. The Fund uses a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions or the perceived credit risk of the Fund, as applicable. Consideration may also include an evaluation of collateral.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of March 31, 2019, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Fund uses derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Fund’s financial positions and results of operations.

Forward Foreign Currency Contracts. The Fund is authorized to enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to the Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Collateral and rights of offset. The Fund mitigates credit risk with respect to over-the-counter (“OTC”) derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to

2019	SEMIANNUAL REPORT	23

be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of March 31, 2019:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Unrealized appreciation on forward foreign currency contracts(1)	$6	$—	$6	$—	$—	$—	$6

(1)

Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of period ended March 31, 2019:

Type of Risk Exposure	Assets			Liabilities
	Statement of Assets & Liabilities Location	Value		Statement of Assets & Liabilities Location	Value
Foreign currency	Unrealized appreciation on forward foreign currency contracts	$—	*		$—

*	Not shown due to rounding.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the period ended March 31, 2019:

	Net realized gain (loss) on:
Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Foreign currency	$—	$—	$—	$—	$20	$20

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the period ended March 31, 2019:

	Net change in unrealized appreciation (depreciation) on:
Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Foreign currency	$—	$—	$—	$—	$(2)	$(2)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the period ended March 31, 2019, the average derivative volume was as follows:

Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
$4	$—	$—	$—	$—	$—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

24	SEMIANNUAL REPORT	2019

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as the Fund’s investment manager. The Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund’s ”Managed Assets.” The term Managed Assets means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities, other than the aggregate indebtedness entered into for purposes of leverage.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Trust’s Deferred Fee Agreement entered into between the Fund and the Trustee(s). The Fund records the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Fund are shown on the Statement of Operations.

Accounting Services Fees. The Fund has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, the Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average managed asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

The Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of managed assets with no fee charged for managed assets in excess of $1 billion. This fee is voluntarily waived by WISC until the Fund’s managed assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Other Fees. The Fund pays all costs and expenses of its operations, including, but not limited to, compensation of its Trustees (other than those affiliated with the Adviser), custodian, administrator, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

6.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the period ended March 31, 2019 follows:

	9-30-18 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Distributions Received	3-31-19 Share Balance	3-31-19 Value	Net Change in Unrealized Depreciation
Larchmont Resources LLC(1)(2)(3)	2	$—	$—	$—		$—	2	$415	$(41)

	9-30-18 Principal Balance					Interest Received	3-31-19 Principal Balance		Net Change in Unrealized Depreciation
Larchmont Resources LLC (9.770% Cash or 9.770% PIK), 9.610%, 8-7-20(2)	$1,503	$—	$(157)	$—	*	$69	$1,347	$1,293	$(43)

*	Not shown due to rounding.

(1)	No dividends were paid in the preceding 12 months.

(2)	Securities whose value was determined using significant unobservable inputs.

(3)	Restricted securities.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the period ended March 31, 2019, were as follows:

Purchases		Sales
U.S. Government	Other Issuers	U.S. Government	Other Issuers
$—	$60,753	$—	$70,673

2019	SEMIANNUAL REPORT	25

8.	BORROWINGS

The Fund entered into a $160 million (“Facility Limit”) prime brokerage facility (“Borrowings”) with Pershing LLC as a means of financial leverage. Interest was charged on the Borrowings at one month LIBOR plus 0.75% on the amount borrowed. There are no other fees associated with this borrowing arrangement. During the period ended March 31, 2019, the average daily balance outstanding and weighted interest rate on the Borrowings were $116,285,714 and 3.171%, respectively.

In order to maintain the Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by securities held by the Fund as noted in the Schedule of Investments.

Borrowings outstanding are recognized as “Payable for borrowing” on the Statement of Assets and Liabilities. Interest charged on the amount borrowed is recognized as a component of “Interest expense for borrowing” on the Statement of Operations.

9.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. Dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statement of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for the Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of March 31, 2019 and the total value of the related cash collateral are disclosed in the Statement of Assets and Liabilities. Income earned by the Fund from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2019:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$2,321	$1,749	$630	$2,379

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The Board has approved the Fund’s participation in a securities lending program, whereby the Fund lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. BNYM serves as the securities lending agent for the program. As securities lending agent, BNYM is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of the Fund with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund during the period ended March 31, 2019.

26	SEMIANNUAL REPORT	2019

Securities Lending Activities
Gross income from securities lending activities	$20

Securities lending income paid to BNYM for services as securities lending agent	1
Cash collateral management fees not included in securities lending income paid to BNYM	0
Administrative fees not included in securities lending income paid to BNYM	0
Indemnification fees not included in securities lending income paid to BNYM	0
Rebates (paid to borrowers)	3
Other fees not included in securities lending income paid to BNY	0

Aggregate fees/compensation for securities lending activities	4

Net income from securities lending activities	$16

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

10.	CAPITAL SHARE TRANSACTIONS ($ amounts in thousands)

The Fund has authorized 18,750,000 of $0.001 par value common shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Ivy High Income Opportunities Fund
	Six months ended 3-31-19		Year ended 9-30-18
	Shares	Value	Shares	Value
Shares issued from sale of shares	—	$—	3	$51
Shares issued in reinvestment of distributions to shareholders	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	$—	3	$51

11.	COMMITMENTS

Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations. At period ended March 31, 2019, the Fund did not have any bridge loan commitments outstanding.

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at March 31, 2019 and the related unrealized appreciation (depreciation) were as follows:

Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Depreciation
$389,025	$5,815	$34,470	$(28,655)

For Federal income tax purposes, the Fund’s distributed and undistributed earnings and profit for the year ended September 30, 2018 and the post-October and late-year ordinary activity were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
$1,770	$—	$—	$—	$—

2019	SEMIANNUAL REPORT	27

Internal Revenue Code regulations permit the Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. The Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2018 and 2017 were as follows:

September 30, 2018		September 30, 2017
Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
$21,210	$—	$24,519	$—

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gain distributions. As of September 30, 2018, the capital loss carryovers were as follows:

Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
$5,678	$30,122

28	SEMIANNUAL REPORT	2019

DIVIDEND REINVESTMENT PLAN	IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your common shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “DRIP Agent”), in additional common shares under the DRIP. You may elect not to participate in the DRIP by contacting the DRIP Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, Inc. as dividend paying agent.

If you participate in the DRIP, the number of common shares you will receive will be determined as follows:

(1) If the market price of the common shares on the record date (or, if the record date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the common shares, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price of the common shares on the determination date.

(2) If 98% of the net asset value per share of the common shares exceeds the market price of the common shares on the determination date, the DRIP Agent will receive the dividend or distribution in cash and will buy common shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the common shares at the close of trading on the NYSE on the determination date before the DRIP Agent has completed the open market purchases, or (ii) if the DRIP Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP Agent will cease purchasing common shares in the open market and the Fund shall issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date, or (b) 95% of the then-current market price per share.

Common shares in your account will be held by the DRIP Agent in non-certificated form. Any proxy you receive will include all shares of common shares you have received under the DRIP.

You may withdraw from the DRIP (i.e., opt-out) by notifying the DRIP Agent in writing at P.O. Box 43078, Providence, Rhode Island 02940-3078. Such withdrawal will be effective immediately if notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the DRIP Agent’s investment of the most recently declared dividend or distribution on the common shares. The DRIP may be amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, the DRIP Agent will continue to hold whole shares for you in non-certificated form until otherwise notified by you, and will cause a cash adjustment for any fractional shares to be delivered to you after deducting brokerage commissions actually incurred. You may elect to notify the DRIP Agent in advance of such termination, or at any time following termination, to have the DRIP Agent sell part or all of your common shares on your behalf. You will be charged a service charge and the DRIP Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a per share processing fee, which includes any brokerage commissions incurred by the DRIP Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional common shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your common shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the DRIP.

The Fund reserves the right to amend or terminate the DRIP if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

Additional information about the DRIP and your account may be obtained from the DRIP Agent at P.O. Box 43078, Providence, Rhode Island 02940-3078 or by calling the DRIP Agent at (800)-426-5523.

2019	SEMIANNUAL REPORT	29

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30	SEMIANNUAL REPORT	2019

PROXY VOTING INFORMATION	IVY HIGH INCOME OPPORTUNITIES FUND

Proxy Voting Guidelines

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY HIGH INCOME OPPORTUNITIES FUND

Portfolio holdings can be found on the Fund’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of the Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Fund’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Visit us online at www.ivyinvestments.com

The Fund is managed by Ivy Investment Management Company.

2019	SEMIANNUAL REPORT	31

(UNAUDITED)

SEMIANN-IVH (3-19)

ITEM 2.    CODE OF ETHICS

Required in annual report only.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

Required in annual report only.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Required in annual report only.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
10-1-18 – 10-31-18	5,803	$13.73	5,803	2,179,765
11-1-18 – 11-30-18	6,141	$12.91	6,141	2,179,765
12-1-18 – 12-31-18	14,872	$11.88	14,872	2,179,765
1-1-19 – 1-31-19	7,630	$12.93	7,630	2,179,765
2-1-19 – 2-28-19	7,401	$13.45	7,401	2,179,765
3-1-19 – 3-31-19	7,196	$13.78	7,196	2,179,765
TOTAL	49,043

*

The registrant’s repurchase program, for the repurchase of 2,182,912 shares, was authorized May 29, 2013. On October 16, 2017, the Fund issued 3,147 new shares from the Fund’s reserve account. All other repurchases made by the registrant pursuant to the program were made through open-market transactions and not through the issuance of new shares.

2

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1)	Required in annual report only.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY HIGH INCOME OPPORTUNITIES FUND

(Registrant)

By	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, President and Principal Executive Officer

Date:	June 7, 2019

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date:	June 7, 2019